                                                                                                      Exhibit 10.27

                                       BERKSHIRE FUND V, LIMITED PARTNERSHIP
                              BERKSHIRE FUND V COINVESTMENT FUND, LIMITED PARTNERSHIP
                                           One Boston Place, Suite 3300
                                            Boston, Massachusetts 02108

                                                      December 18, 2001

United States Can Company
700 East Butterfield Road, Suite 250
Lombard, Illinois 60148
Attention:  John W. Workman

Dear Mr. Workman:

         As you know, United States Can Company (the "Borrower"), U.S. Can Corporation ("U.S. Can") and USC May
Verpackungen Holding Inc. ("May" and, together with U.S. Can, the "Guarantors") are today preparing to enter into a Second Amendment to Credit Agreement (the "Amendment") for the purpose of amending certain provisions of the
Credit Agreement dated as of October 4, 2000 (as previously amended and as amended by the Amendment, the "Credit
Agreement") among the Borrower, the Guarantors, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.  Capitalized terms used and not otherwise defined in this letter agreement shall have the meanings set forth in the Credit Agreement.

         The Amendment, inter alia, establishes a new Tranche C Term Loan for the benefit of the Borrower.  The
Tranche C Term Loan Committed Amount is $25,000,000, and the initial amount borrowed under the Tranche C Term
Loan will be $20,000,000.  As a condition precedent to the effectiveness of the Amendment and the obligation of the Tranche C Term Loan Lender to make the Tranche C Term Loan, the Tranche C Term Loan Lender has required each of Berkshire Fund V, Limited Partnership ("Berkshire Fund V") and Berkshire Fund V Coinvestment Fund, Limited
Partnership ("Berkshire Coinvestment Fund" and, together with Berkshire Fund V, "Berkshire") to enter into a
Purchase Agreement dated as of the date hereof (together, the "Purchase Agreements") for the benefit of the
Tranche C Term Loan Lender, which provides that each of Berkshire Fund V and Berkshire Coinvestment Fund, under certain specified circumstances, will purchase a participation interest in the outstanding principal and interest owing under the Tranche C Term Loan.

         We have indicated to you that Berkshire is prepared to execute and deliver the Purchase Agreements, subject to reaching an understanding with the Company and each Guarantor (together, the "U.S. Can Obligors")
regarding the fees to be received by Berkshire in consideration of its willingness to enter into and perform the
Purchase Agreements, as well as the reimbursement to Berkshire of all amounts that may be required to be paid pursuant to the Purchase Agreements.  The purpose of this letter agreement is to set forth our mutual agreement with respect to those understandings.

         Specifically, Berkshire requests that each of the U.S. Can Obligors expresses its agreement with
Berkshire as follows:

1.       Upon execution of the Purchase Agreements by Berkshire on the date hereof, the U.S. Can Obligors will become obligated to pay to Berkshire an initial fee of 2.75% of the amount of the Tranche C Term Loan borrowed on such date, or $550,000.  The foregoing fee will constitute compensation for Berkshire for the first year, or any part thereof, of its obligation under the Purchase Agreements, and shall be deemed earned in full on the date hereof.  If the underlying Tranche C Term Loan Committed Amount is for any reason terminated or reduced, and all or any portion of Berkshire's obligations under the Purchase
         Agreements is released prior to the first anniversary date of the Purchase Agreements, there will be no proration or return of any portion of the initial fee.

2.       On each of the first, second and third anniversary dates of the Purchase Agreements, the U.S. Can
         Obligors will become obligated to pay to Berkshire, provided that Berkshire's obligations under the
         Purchase Agreements remain outstanding on such anniversary date, an additional fee equal to 2.75% of the then outstanding Tranche C Term Loan amount.  Each such fee shall be deemed earned in full on the applicable anniversary date, without any proration in the event that the Tranche C Term Loan is reduced or terminated (and Berkshire's obligations under the Purchase Agreements are correspondingly reduced or released) prior to the subsequent anniversary date.

3.       On the fourth anniversary date of the Purchase Agreements, the U.S. Can Obligors will become obligated to pay to Berkshire, provided that Berkshire's obligations under the Purchase Agreements remain outstanding, an additional fee equal to (a) 2.75% of the then outstanding Tranche C Term Loan amount multiplied by (b) 17/365, representing the fractional portion of a year beginning on the fourth anniversary date of the Purchase Agreements and concluding on the Tranche C Term Loan Maturity Date.
         Such fee shall be deemed earned in full on the fourth anniversary date, without any proration in the event that the Tranche C Term Loan is reduced or terminated (and Berkshire's obligations under the
         Purchase Agreements are correspondingly reduced or released) prior to the Tranche C Term Loan Maturity
         Date.

4.       If at any time between the execution of the Purchase Agreements and the Tranche C Term Loan Maturity
         Date (other than on an anniversary date of the Purchase Agreements) the Second Funding Date occurs and the Borrower borrows an additional $5,000,000 under the Tranche C Term Loan, then, on the Second Funding
         Date, the U.S. Can Obligors will become obligated to pay to Berkshire an additional fee equal to (a)
         2.75% of such additional borrowing, or $137,500, multiplied by (b) the fractional portion of a year of
         365 days beginning on the Second Funding Date and concluding on the subsequent anniversary date or, if the Second Funding Date occurs after the fourth anniversary date of the Purchase Agreements, on the
         Tranche C Term Loan Maturity Date.  Such fee shall be deemed earned in full on the Second Funding Date, without any proration in the event that the Tranche C Term Loan is reduced or terminated (and
         Berkshire's obligations under the Purchase Agreements are correspondingly reduced or released) prior to the subsequent anniversary date or the Tranche C Term Loan Maturity Date, as applicable.  The fees referred to in paragraphs 1, 2, 3 and 4 of this letter agreement are referred to collectively as the
         "Purchase Agreement Fees."

5.       If the Tranche C Term Loan Lender extends the maturity of the Tranche C Term Loan Maturity Date and requires as a condition of doing so that the Purchase Agreements remain in effect, then Berkshire will determine at such time whether to extend its obligations under the Purchase Agreements and, if it is prepared to do so, the parties hereto will mutually determine at such time the appropriate fee structure for such extension.

6.       The parties hereto acknowledge that no cash payment of any Purchase Agreement Fee will be permitted to be made by the U.S. Can Obligors while any Commitments, or any Tranche C Term Loan Obligations or Credit
         Party Obligations (other than inchoate indemnification obligations that survive the termination of the
         Commitments), remain outstanding under the Credit Agreement, without the prior written consent of the
         Required Lenders and the Tranche C Term Loan Lender.  The U.S. Can Obligors acknowledge that Berkshire shall be entitled to request at any future time that the Lenders grant such requisite consent to the cash payment of the Purchase Agreement Fees, or any portion thereof, and if such consent is granted, then the U.S. Can Obligors agree to remit all such earned Purchase Agreement Fee payments to Berkshire within twenty days of Berkshire's demand therefor.

7.       In the event that Berkshire is required to purchase a participation in the Tranche C Term Loan, the U.S.
         Can Obligors hereby acknowledge and agree that, in collecting upon any amounts owing by the Borrower under the Tranche C Term Loan, Berkshire shall succeed to the rights of the Tranche C Term Loan Lender or any Agent on behalf thereof (including, without limitation, with respect to all rights of the
         Collateral Agent on behalf of the Trance C Term Loan Lender) to the fullest extent permitted or provided for under the Purchase Agreements, the Credit Agreement or any other agreement with the Lenders and/or any Agent, or under applicable law.

8.       The U.S. Can Obligors shall be responsible and obligated to reimburse Berkshire promptly for all out-of-pocket costs and expenses (including, without limitation, all reasonable legal fees and expenses)
         incurred by Berkshire in connection with the negotiation, execution and delivery of the Purchase
         Agreements and its performance thereunder, as well as in connection with the assistance provided by
         Berkshire to the Borrower with respect to the negotiation, execution and delivery of the Amendment and related documents.

                                                Signatures follow.

         If the U.S. Can Obligors are in agreement with the foregoing terms and conditions, please so indicate by executing and returning to Berkshire the enclosed counterpart of this letter agreement.  Upon such execution, this letter agreement will become a binding agreement between the parties hereto, enforceable under the laws of
The Commonwealth of Massachusetts as a document under seal.

                                                     Very truly yours,

                                                     BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                                     By:      Fifth Berkshire Associates LLC,
                                                              its General Partner

                                                     By       /s/   Richard Lubin
                                                       ------------------------------------------

                                                          Managing Member

                                                     BERKSHIRE FUND V COINVESTMENT FUND, LIMITED PARTNERSHIP

                                                     By:      Fifth Berkshire Associates LLC,
                                                              its General Partner

                                                     By       /s/   Richard Lubin
                                                       ------------------------------------------
                                                          Managing Member

U.S. CAN OBLIGORS:

The foregoing terms and conditions
are accepted and agreed to as of the
date of this letter agreement.

UNITED STATES CAN COMPANY

By       /s/   John L. Workman
  ------------------------------------------
     Name: John L. Workman
     Title: Executive Vice President & CFO

U.S. CAN CORPORATION

By       /s/   John L. Workman
  ------------------------------------------
     Name: John L. Workman
     Title: Executive Vice President & CFO

USC MAY VERPACKUNGEN HOLDING INC.

By       /s/   John L. Workman
  ------------------------------------------
     Name: John L. Workman
     Title: Vice President & Treasurer